UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2014

McGraw Hill Financial, Inc.

(Exact name of registrant as specified in its charter)

New York	1-1023	13-1026995
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

1221 Avenue of the Americas,

New York, NY 10020

(Address of principal executive offices)

212-512-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Election of Directors; Compensatory Arrangements of Certain Officers.

On October 23, 2014, the Board of Directors of McGraw Hill Financial, Inc. (the “Company”), acting on the recommendation of its Nominating and Corporate Governance Committee, elected Rebecca J. Jacoby to serve as a Director of the Company and a member of the Board’s Financial Policy Committee. A copy of the press release announcing the election of Ms. Jacoby to the Board of Directors is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits

99.1	Press Release issued by McGraw Hill Financial, Inc. dated October 23, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 23, 2014

MCGRAW HILL FINANCIAL, INC.

By:	/s/ Scott L. Bennett
Scott L. Bennett
Senior Vice President, Associate General Counsel and Secretary

Exhibit Index

Exhibit Number	Description of Exhibits

99.1	Press Release issued by McGraw Hill Financial, Inc. dated October 23, 2014